SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 14, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On April 14, 2005, Hancock Holding Company
issued a press release reporting its first quarter 2005 earnings were up 9 percent.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 14, 2005, headed "Hancock Holding
                             Company reports first quarter 2005 earnings -
                             up 9 percent" and related financial statements.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

3

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
---------------------                --------------------
April 14, 2005                       George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, CFO, Hancock Holding Company
                                     Paul D. Guichet, V.P., Investor Relations
                                     800.522.6542 or 228.214.5242

-------------------------------------------------------------------------------------------------------------------

                    Hancock Holding Company reports first quarter 2005 earnings - up 9 percent

     GULFPORT,  MS (April 14, 2005) - Hancock  Holding  Company  (NASDAQ:  HBHC) today  announced  earnings for the quarter  ended  March 31,  2005.  Net income for the first  quarter of 2005  totaled  $15.44  million,  compared to
$14.14 million reported for the first quarter of 2004, an increase of $1.3 million, or 9 percent.

     In  commenting  on  Hancock's  operating  results  for the first  quarter  of 2005,  Hancock  Holding  Company
President  Leo W. Seal,  Jr.  stated,  "While  Hancock's  management  team is pleased with the 9 percent  growth in earnings  from the first  quarter of 2004,  we realize that 2005 will present a unique  challenge to the Company as we strive to maintain the current  asset  quality  improvements  and look for  opportunities  to expand and further strengthen our competitive presence in our primary and targeted growth markets."

     Diluted  earnings per share for the first quarter of 2005 were $0.47,  compared to $0.43 for the first quarter of 2004,  resulting  in an increase  of $0.04 per share,  or 9 percent.  Net income for the fourth  quarter of 2004 was $15.79 million and diluted earnings per share were $0.48.

     The Company's  annualized  returns on average  assets and average  common  stockholders'  equity for the first quarter of 2005 were 1.32 percent and 13.32  percent,  respectively,  compared with 1.33 percent and 13.01 percent,
respectively,   for  the  first  quarter  of  2004.  Annualized  returns  on  average  assets  and  average  common stockholders' equity for the fourth quarter of 2004 were 1.39 percent and 13.54 percent, respectively.

     Key performance trends and highlights for the first quarter of 2005 included:

     o   Average loans grew $298  million,  or 12 percent,  compared to the first quarter of 2004 with  significant growth  reflected in  commercial,  mortgage and indirect  consumer  loans.  Compared to the prior quarter, average loans grew $62 million, or 2 percent, with commercial loans the major growth category.

     o   Average deposits increased $303 million,  or 9 percent,  over the first quarter of 2004 with growth in all deposit  categories  except for  interest-bearing  transaction  deposits.  Average  growth over the fourth quarter of 2004 was $225  million,  or 6 percent,  with over $168 million of growth  reflected in seasonal inflows of public fund deposits.

     o   Net  interest  margin (tax  equivalent  "te") was 4.35  percent in the  current  quarter,  6 basis  points narrower  than the  first  quarter  of 2004 and 18 basis  points  narrower  than  the  prior  quarter.  In addition,  net interest  income (te) was up $3.79 million,  or 9 percent,  from the first quarter of 2004, but was down $24,000, or less than 1 percent, from the prior quarter.

                                                     - more -

     o   The ratio of  non-performing  assets to loans and foreclosed assets at March 31, 2005 fell 23 basis points from  March  31,  2004  to  0.36  percent,  and was  reduced  4  basis  points  from  December  31,  2004.
         Non-performing  assets at March 31, 2005 stood at $9.93  million,  a decrease of $4.96  million from March
         31, 2004, and a decrease of $1.07 million from December 31, 2004.

     o   Net  charge-offs as a percent of average loans for the first quarter 2005 was 0.33 percent,  a decrease of
         12 basis  points  from the same  quarter a year ago and 23 basis  points  lower  than the  prior  quarter.
         Compared to the prior  quarter,  lower  overall  levels of net  charge-offs  were  reflected in every loan category, with the exception of a nominal increase in net charge-offs of mortgage loans.

Net Interest Income

     Net interest income (te) for the first quarter of 2005 increased $3.79 million,  or 9 percent,  from the first quarter of 2004,  but was $24,000,  or less than 1 percent,  lower than the fourth  quarter of 2004.  The Company's net interest  margin (te) was 4.35 percent in the first  quarter of 2005,  6 basis  points  narrower  than the same quarter a year ago, and 18 basis points narrower than the previous quarter.

     Compared to the same  quarter a year ago,  the primary  driver of the $3.79  million  increase in net interest income (te) was a $419  million,  or 11 percent,  increase in average  earning  assets,  mainly from  average  loan growth of $298  million,  or 12 percent.  In  addition,  the  securities  portfolio  increased  $63  million,  or 5 percent,  while short-term  investments  increased $58 million,  or 76 percent.  The Company's  overall increase in earnings  assets was  primarily  funded by average  deposit  growth of $303  million,  or 9 percent.  As previously mentioned,  deposit  growth was  reflected in nearly every  deposit  category with the majority of the $303 million increase  reflected  in  public  fund  deposits  (up $116  million)  and time  deposits  (up  $123  million).  This improvement  in the earning  asset mix enabled the Company to improve its loan to deposit  ratio from 70 percent in the first quarter of 2004 to 72 percent in the current  quarter.  The net interest  margin (te)  narrowed  slightly
(by 6 basis  points) as the cost of funds  increased  more  rapidly (14 basis  points)  than the  overall  yield on loans,  securities  and  short-term  investments  (8 basis  points).  Most of the  increase  in  funding  costs was reflected in the rate paid on public fund deposits (up 66 basis points).

     The slightly  lower level of net  interest  income (te) (down  $24,000,  or less than 1 percent) and the lower net interest  margin (down 18 basis points) as compared to the previous  quarter was primarily due to the following major factors:

     o   Earning asset mix unfavorable as loan growth slowed to $62 million and deposits  surged $225 million;  the relative  percentage of earning assets  deployed in loans dropped 200 basis points to 65 percent;  average earning assets were up $205 million,  with over $143 million  invested in either the securities  portfolio or short-term funds.

     o   Loan  yield up only 2 basis  points as loan fees  dropped  $474,000  and loan  clients  rushed to  convert variable  rate loans to a fixed rate.  The overall  percent of variable  rate loans to total loans dropped to 38 percent in the first quarter of 2005 from as high as 40 percent in the third quarter of 2004.

     o   Total cost of funds  increased 8 basis points due to a 30 basis point  increase in the rate paid on public fund deposits (mostly index driven);  the rate paid on time deposits was up only 1 basis point,  while the rate on interest-bearing transaction deposits actually dropped by 2 basis points.

                                                     - more -

Asset-Liability Management

     Strategic  planning  forecasts  reflect  stability  in  earnings  growth.  In  accordance  with the  Company's methodology,  rate  increases of 100 and 200 basis  points are  projected  to increase  annual net interest  income between 2 percent and 5 percent.

     Loan growth below  forecast  levels  combined  with changes in the portfolio mix resulted in lower asset yield growth than originally  projected,  as previously  described  above.  The tax equivalent loan yield grew by 2 basis points,  driven by a drop in the  percentage  of variable rate loans.  Compared to the first  quarter of 2004,  the percentage has fallen from 39 percent to 38 percent.  Funding cost  increases were in line with strategic  planning forecasts for the current rate  environment.  Funding  costs rose 8 basis points from fourth  quarter 2004 to first quarter 2005; however, the average earning asset yields fell by 10 basis points.

     As part of its  Asset-Liability  Management  strategy,  the Company closely monitors the effective duration of its securities  portfolio.  The  portfolio's  effective  duration  remains well within  management's  target range.
Currently,  the  effective  duration is 3.00 versus 2.60 one quarter  ago. An  instantaneous  rate  increase of 100 basis  points  would  move the  effective  duration  to 3.63,  while a 200 basis  points  rise  would  result in an effective duration of 3.89.

Non-Interest Income and Expense

     Non-interest  income  (excluding  gains from the sale of branches  and  security  transactions)  for the first quarter of 2005 was up $2.20 million,  or 11 percent,  compared to the same quarter a year ago and was up $390,000, or 2 percent,  compared to the fourth  quarter of 2004.  Impacting the change from the same quarter a year ago were higher  levels of  insurance  fees (up $1.40  million,  or 56  percent)  in Magna  Insurance  Company  and  Hancock
Insurance  Agency.  In  addition,  increases  were  reflected  in  trust  fees (up  $556,000,  or 28  percent)  and investment  and  annuity  fees (up  $495,000,  or 71  percent).  Service  charges  on  deposit  accounts  were down
$740,000,  or 7 percent,  from the first  quarter of 2004.  The  increase  in  non-interest  income  from the prior quarter was  concentrated  in insurance  fees (up $2.06  million,  or 113 percent),  again,  due primarily to Magna
Insurance  Company.  This was offset by decreases in service  charges on deposit  accounts and  secondary  mortgage market  operations (down $1.57 million and $990,000,  respectively).  Secondary  mortgage market  operations income was lower due to the  reversal  (due to changes in the  interest  rate  environment)  of a  previously  established
$850,000  valuation  allowance  related to the mortgage  servicing rights  intangible  during the fourth quarter of
2004, which was not repeated during the first quarter of 2005.

     Operating  expenses for the first quarter of 2005 were $2.38  million,  or 6 percent,  higher  compared to the same quarter a year ago, and were $3.70  million,  or 10 percent,  higher than the previous  quarter.  The increase from the first quarter of 2004 was primarily  due to higher  expenses  levels  related to Magna  Insurance  Company
($1.70  million)  and a higher  expense  base  related  to the  Company's  Florida  operation  ($1.24  million).  A significant  factor  driving the $3.70 million  increase in operating  expenses  from the previous  quarter was the presence of two one-time  items in the fourth  quarter of 2004,  as well as a higher  expense base related to Magna
Insurance  Company (up $1.64  million) in 2005.  The two fourth  quarter 2004 one-time items that were not repeated during the first quarter of 2005 included an $800,000  reversal of previously  accrued expense related to favorable claims  experience in the  Company's  medical plan and a recovery of $1.15  million in  previously  paid  franchise taxes to the State of Mississippi.

Asset Quality

     Overall,  asset quality continued the established trend of quarterly  improvement with significant  reductions from the prior  quarter in both  non-performing  assets  (down  $1.07  million)  and net  charge-offs  (down  $1.58 million).

                                                     - more -

     Compared  to the first  quarter  of 2004,  non-performing  assets as a percent of total  loans and  foreclosed assets was down 23 basis  points from the 0.59  percent  reported  at March 31,  2004.  Non-performing  assets as a percent of total loans and  foreclosed  assets was 0.36  percent at March 31,  2005,  compared  to 0.40  percent at
December 31, 2004.  Non-performing  assets  decreased  $1.07  million from  December 31, 2004 and was  reflected in lower levels of  non-accrual  loans.  The  majority of the  improvement  in  nonaccrual  loans  occurred in smaller credits (less than  $250,000) in  Louisiana.  The  composition  of the  Company's  $9.93 million of  non-performing assets continues to reflect  significant  granularity  with only 6  credits/properties  exceeding  $250,000 and 117 credits/properties  below  $250,000.  The Company's ratio of accruing loans 90 days or more past due to total loans was 0.10  percent at March 31,  2005,  compared to 0.19  percent at December 31, 2004 and 0.20 percent at March 31,
2004.

     The  Company's  allowance for loan losses was $3.68  million,  or 10 percent,  higher than the $37.50  million reported at March 31, 2004, and increased  $500,000,  or 1 percent, to $41.18 million at March 31, 2005 from $40.68 million at December 31,  2004.  The  increase in the  allowance  for loan losses from March 31, 2004 was a function of the Company's  allowance  methodology  as well as $269 million of  period-end  loan growth  experienced  between
March 31, 2004 and March 31, 2005.  The ratio of the  allowance  for loan losses to  period-end  loans  decreased 1 basis  point from 1.49  percent at March 31, 2004 to 1.48  percent at March 31, 2005 and  December  31,  2004.  The reserve  coverage  ratio  (allowance  for loan  losses to  non-performers  and past dues) was 324  percent in first quarter 2005, as compared to 189 percent in first quarter 2004, and 252 percent in fourth quarter 2004.

     Annualized  net  charge-offs  as a percent of average  loans for the first  quarter of 2005 were 0.33 percent, compared to 0.45 percent for the first quarter of 2004.  Net  charge-offs  decreased  $526,000,  while the ratio of annualized  net  charge-offs  as a percent of average  loans  decreased  12 basis  points.  Compared  to the fourth quarter of 2004 net charge-offs  decreased  $1.58 million.  The ratio of annualized net charge-offs as a percent of average loans decreased 23 basis points from 0.56 percent for the previous  quarter.  Reductions in net charge-offs were reflected in all categories  except  mortgage  loans,  where there was a nominal  increase.  The provision for loan losses in the first  quarter of 2005 was $2.76  million,  or 122  percent of the  quarter's  net  charge-offs.
This  compares to the $3.54 million  provision  for the first  quarter of 2004 and $5.80 million  provision for the fourth  quarter of 2004.  The ratio of provision  for loan losses to net  charge-offs  was 127 percent in the first quarter of 2004 and 151 percent in the fourth quarter of 2004.

General

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared in  accordance  with  accounting  principles generally accepted in the United States of America (GAAP).

     Hancock Holding Company - parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana,
Hancock Bank of Florida and Magna Insurance Company - has assets of $4.8 billion at March 31, 2005.  Founded in
1899, Hancock Bank stands among the strongest, safest five-star financial institutions in America.  Hancock Bank operates more than 100 full-service offices and more than 140 automated teller machines throughout South
Mississippi, Louisiana and Florida as well as subsidiaries Hancock Investment Services, Inc., Hancock Insurance
Agency, and Harrison Finance Company.  Investors   can  access   additional   corporate   information   or  online
banking  and  bill  pay  services  at www.hancockbank.com.

                                                     - more -

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.

                                                     - more -

Hancock Holding Company                                                                        - Add 5 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)

                                                                                               Three Months Ended
                                                                               ------------------------------------------------
                                                                                      3/31/2005     12/31/2004      3/31/2004
                                                                               ------------------------------------------------
Per Common Share Data

Earnings per share:
    Basic                                                                                 $0.48          $0.49          $0.44
    Diluted                                                                               $0.47          $0.48          $0.43
Cash dividends per share                                                                 $0.165         $0.165         $0.125
Book value per share (period end)                                                        $14.16         $14.32         $13.75
Tangible book value per share (period end)                                               $11.99         $12.16         $11.58
Weighted average number of shares:
    Basic                                                                                32,463         32,467         32,048
    Diluted                                                                              33,019         33,078         33,018
Period-end number of shares                                                              32,463         32,440         32,558
Market data:
    High closing price                                                                   $34.20         $34.83         $32.00
    Low closing price                                                                    $30.25         $30.00         $27.08
    Period end closing price                                                             $32.50         $33.46         $30.96
    Trading volume                                                                        3,284          2,781          2,745

Other Period-end Data

FTE Headcount                                                                             1,766          1,767          1,717
Tangible common equity                                                                 $389,344       $394,389       $377,056
Tier I capital                                                                         $408,163       $399,320       $372,527
Goodwill                                                                                $55,409        $55,409        $59,281
Amortizable intangibles                                                                 $12,510        $12,263         $8,732
Mortgage servicing intangibles                                                           $2,288         $2,520         $2,464

Performance Ratios

Return on average assets                                                                  1.32%          1.39%          1.33%
Return on average common equity                                                          13.32%         13.54%         13.01%
Earning asset yield (TE)                                                                  5.90%          6.00%          5.82%
Total cost of funds                                                                       1.55%          1.47%          1.41%
Net interest margin (TE)                                                                  4.35%          4.53%          4.41%
Non-interest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles and
    securities transactions                                                              59.99%         54.95%         60.17%
Average common equity as a percent of average total assets                                9.94%         10.26%         10.24%
Leverage ratio                                                                            8.75%          8.97%          8.73%
Tangible common equity to assets                                                          8.28%          8.58%          8.77%
Net charge-offs as a percent of average loans                                             0.33%          0.56%          0.45%
Allowance for loan losses as a percent of period end loans                                1.48%          1.48%          1.49%
Allowance for loan losses to NPAs + accruing loans 90 days past due                     323.66%        251.85%        188.51%
Provision for loan losses to net charge-offs                                            122.13%        150.98%        126.92%
Loan/Deposit Ratio                                                                       72.40%         75.19%         70.16%
Non-interest income excluding securities transactions,
    as a percent of total revenue (TE)                                                   32.77%         32.37%         34.75%

                                                                  - more -

Hancock Holding Company                                                                        - Add 6 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                                               Three Months Ended
                                                                                    -------------------------------------------
                                                                                       3/31/2005      12/31/2004     3/31/2004
                                                                                    -------------------------------------------
Asset Quality Information

Non-accrual loans                                                                         $6,335         $7,480        $9,670
Foreclosed assets                                                                          3,591          3,513         5,212
                                                                                    -------------------------------------------
Total non-performing assets                                                               $9,926        $10,993       $14,882
                                                                                    -------------------------------------------
Non-performing assets as a percent of loans and foreclosed assets                          0.36%          0.40%         0.59%
Accruing Loans 90 days past due                                                           $2,798         $5,160        $5,011
Accruing Loans 90 days past due as a percent of loans                                      0.10%          0.19%         0.20%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                                           0.46%          0.59%         0.79%

Net charge-offs                                                                           $2,260         $3,839        $2,786
Net charge-offs as a percent of average loans                                              0.33%          0.56%         0.45%

Allowance for loan losses                                                                $41,182        $40,682       $37,500
Allowance for loan losses as a percent of period end loans                                 1.48%          1.48%         1.49%
Allowance for loan losses to NPAs + accruing loans 90 days past due                      323.66%        251.85%       188.51%

Provision for loan losses                                                                 $2,760         $5,796        $3,536
Provision for loan losses to net charge-offs                                             122.13%        150.98%       126.92%

Allowance for Loan Losses

Beginning Balance                                                                        $40,682        $38,725       $36,750
Provision for loan loss                                                                    2,760          5,796         3,536
Charge-offs                                                                                4,026          5,562         5,695
Recoveries                                                                                 1,766          1,723         2,909
                                                                                    -------------------------------------------
Net charge-offs                                                                            2,260          3,839         2,786
                                                                                    -------------------------------------------
Ending Balance                                                                           $41,182        $40,682       $37,500
                                                                                    -------------------------------------------

Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                                                                $770         $1,003        $1,159
Mortgage loans                                                                                68             38           (1)
Direct consumer loans                                                                        501          1,173           637
Indirect consumer loans                                                                      540            910           442
Finance company loans                                                                        381            715           549
                                                                                    -------------------------------------------
Total net charge-offs                                                                     $2,260         $3,839        $2,786

Average loans:
Commercial/real estate loans                                                          $1,491,008     $1,439,074    $1,299,399
Mortgage loans                                                                           407,258        408,535       367,320
Direct consumer loans                                                                    503,700        498,336       487,452
Indirect consumer loans                                                                  313,542        307,413       268,311
Finance Company loans                                                                     60,720         60,604        55,488
                                                                                    -------------------------------------------
Total average loans                                                                   $2,776,229     $2,713,963    $2,477,971

Net charge-offs to average loans:
Commercial/real estate loans                                                               0.21%          0.28%         0.36%
Mortgage loans                                                                             0.07%          0.04%         0.00%
Direct consumer loans                                                                      0.40%          0.94%         0.53%
Indirect consumer loans                                                                    0.70%          1.18%         0.66%
Finance Company loans                                                                      2.54%          4.69%         3.98%
                                                                                    -------------------------------------------
Total net charge-offs to average loans                                                     0.33%          0.56%         0.45%

                                                                       - more -

Hancock Holding Company                                                                        - Add 7 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                                               Three Months Ended
                                                                                  ----------------------------------------------
                                                                                      3/31/2005     12/31/2004      3/31/2004
                                                                                  ----------------------------------------------
Income Statement

Interest income                                                                         $60,531        $59,190        $53,842
Interest income (TE)                                                                     62,302         61,051         55,696
Interest expense                                                                         16,289         15,014         13,470
                                                                                  ----------------------------------------------
Net interest income (TE)                                                                 46,013         46,037         42,226
Provision for loan losses                                                                 2,760          5,796          3,536
Non-interest income excluding gains on sale of branches
  and securities transactions                                                            22,427         22,037         20,231
Gains on sale of branches                                                                     -              -          2,258
Securities transactions gains/(losses)                                                        7              4            149
Non-interest expense                                                                     41,642         37,945         39,262
                                                                                  ----------------------------------------------
Income before income taxes                                                               22,273         22,475         20,212
Income tax expense                                                                        6,836          6,684          6,068
                                                                                  ----------------------------------------------
Net income                                                                               15,438         15,791         14,144
Preferred dividends                                                                           -              -              -
                                                                                  ----------------------------------------------
Net income to common                                                                    $15,438        $15,791        $14,144
                                                                                  ==============================================

Non-interest Income and Operating Expense

Service charges on deposit accounts                                                      $9,490        $11,062        $10,230
Trust fees                                                                                2,541          2,487          1,985
Debit card & merchant fees                                                                1,030          1,172            861
Insurance fees                                                                            3,881          1,824          2,484
Investment & annuity fees                                                                 1,188            581            693
ATM fees                                                                                  1,372          1,119          1,128
Secondary mortgage market operations                                                        499          1,489            385
Other income                                                                              2,426          2,302          2,465
                                                                                  ----------------------------------------------
   Non-interest income excluding gains on sale
    of branches and securities transactions                                              22,427         22,037         20,231
Gains on sale of branches                                                                     0              0          2,258
Securities transactions gains/(losses)                                                        7              4            149
                                                                                  ----------------------------------------------
  Total non-interest income including gains on
  sale of branches and securities transactions                                           22,433         22,041         22,638
                                                                                  ----------------------------------------------

Personnel expense                                                                        22,379         21,706         22,896
Occupancy expense (net)                                                                   2,495          2,627          2,413
Equipment expense                                                                         2,357          2,548          2,326
Other operating expense                                                                  13,828         10,526         11,302
Amortization of intangibles                                                                 584            538            325
                                                                                  ----------------------------------------------
   Total non-interest expense                                                           $41,642        $37,945        $39,262

                                                                  - more -

Hancock Holding Company                                                                        - Add 8 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)

                                                                                               Three Months Ended
                                                                                  ----------------------------------------------
                                                                                      3/31/2005     12/31/2004      3/31/2004
                                                                                  ----------------------------------------------
Period-end Balance Sheet

Commercial/real estate loans                                                         $1,488,523     $1,464,595     $1,319,388
Mortgage loans                                                                          414,346        408,726        388,447
Direct consumer loans                                                                   510,116        503,443        483,019
Indirect consumer loans                                                                 318,164        310,378        275,810
Finance Company loans                                                                    60,679         61,419         56,216
                                                                                  ----------------------------------------------
Total loans                                                                           2,791,829      2,748,560      2,522,878
Securities                                                                            1,414,037      1,302,369      1,349,504
Short-term investments                                                                   94,930        150,261         78,185
                                                                                  ----------------------------------------------
Earning assets                                                                        4,300,796      4,201,191      3,950,567
                                                                                  ----------------------------------------------
Allowance for loan losses                                                              (41,182)       (40,682)       (37,500)
Other assets                                                                            509,402        504,218        452,600
                                                                                  ----------------------------------------------
Total assets                                                                         $4,769,016     $4,664,726     $4,365,666
                                                                                  ==============================================

Non-interest bearing deposits                                                          $724,338       $697,353       $650,867
Interest bearing transaction deposits                                                 1,332,269      1,336,620      1,353,639
Interest bearing Public Fund deposits                                                   724,362        702,107        614,746
Time deposits                                                                         1,106,238      1,061,865      1,011,421
                                                                                  ----------------------------------------------
Total interest bearing deposits                                                       3,162,870      3,100,591      2,979,806
                                                                                  ----------------------------------------------
Total deposits                                                                        3,887,208      3,797,945      3,630,673
Other borrowed funds                                                                    266,528        251,111        218,568
Other liabilities                                                                       155,729        151,089         68,856
Preferred stock                                                                               -              -             36
Common shareholders' equity                                                             459,551        464,582        447,533
                                                                                  ----------------------------------------------
Total liabilities, preferred stock & common equity                                   $4,769,016     $4,664,726     $4,365,666
                                                                                  ==============================================

Average Balance Sheet

Commercial/real estate loans                                                         $1,491,008     $1,439,074     $1,299,399
Mortgage loans                                                                          407,258        408,535        367,320
Direct consumer loans                                                                   503,700        498,336        487,452
Indirect consumer loans                                                                 313,542        307,413        268,311
Finance Company loans                                                                    60,720         60,604         55,488
                                                                                  ----------------------------------------------
Total loans                                                                           2,776,229      2,713,963      2,477,971
Securities                                                                            1,350,505      1,320,529      1,287,487
Short-term investments                                                                  132,582         19,517         75,311
                                                                                  ----------------------------------------------
Earning average assets                                                                4,259,316      4,054,009      3,840,769
                                                                                  ----------------------------------------------
Allowance for loan losses                                                              (40,688)       (39,199)       (36,927)
Other assets                                                                            512,166        506,032        467,781
                                                                                  ----------------------------------------------
Total assets                                                                         $4,730,794     $4,520,841     $4,271,623
                                                                                  ==============================================

Non-interest bearing deposits                                                          $701,144       $671,758       $622,271
Interest bearing transaction deposits                                                 1,332,152      1,359,952      1,348,113
Interest bearing Public Fund deposits                                                   711,789        543,584        595,311
Time deposits                                                                         1,089,367      1,033,974        966,215
                                                                                  ----------------------------------------------
Total interest bearing deposits                                                       3,133,308      2,937,510      2,909,639
                                                                                  ----------------------------------------------
Total deposits                                                                        3,834,452      3,609,268      3,531,911
Other borrowed funds                                                                    271,473        299,782        231,609
Other liabilities                                                                       154,801        147,762         61,823
Preferred stock                                                                               -              -          9,009
Common shareholders' equity                                                             470,068        464,030        437,272
                                                                                  ----------------------------------------------
Total liabilities, preferred stock & common equity                                   $4,730,794     $4,520,841     $4,271,623
                                                                                  ==============================================

                                                                  - more -

Hancock Holding Company                                                                         - Add 9 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                                               Three Months Ended
                                                                                  -----------------------------------------------
                                                                                      3/31/2005      12/31/2004     3/31/2004
                                                                                  -----------------------------------------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                                                     65.18%         66.95%        64.52%
Securities                                                                                31.71%         32.57%        33.52%
Short-term investments                                                                     3.11%          0.48%         1.96%
                                                                                  -----------------------------------------------
Earning average assets                                                                   100.00%        100.00%       100.00%
                                                                                  ===============================================
Non-interest bearing deposits                                                             16.46%         16.57%        16.20%
Interest bearing transaction deposits                                                     31.28%         33.55%        35.10%
Interest bearing Public Fund deposits                                                     16.71%         13.41%        15.50%
Time deposits                                                                             25.58%         25.50%        25.16%
                                                                                  -----------------------------------------------
Total deposits                                                                            90.03%         89.03%        91.96%
Other borrowed funds                                                                       6.37%          7.39%         6.03%
Other net interest-free funding sources                                                    3.60%          3.58%         2.01%
                                                                                  -----------------------------------------------
Total average funding sources                                                            100.00%        100.00%       100.00%
                                                                                  ===============================================
Loan mix:
Commercial/real estate loans                                                              53.71%         53.02%        52.44%
Mortgage loans                                                                            14.67%         15.05%        14.82%
Direct consumer loans                                                                     18.14%         18.36%        19.67%
Indirect consumer loans                                                                   11.29%         11.33%        10.83%
Finance Company loans                                                                      2.19%          2.23%         2.24%
                                                                                  -----------------------------------------------
Total loans                                                                              100.00%        100.00%       100.00%
                                                                                  ===============================================
Average dollars (in thousands):
Loans                                                                                 $2,776,229     $2,713,963    $2,477,971

Securities                                                                             1,350,505      1,320,529     1,287,487
Short-term investments                                                                   132,582         19,517        75,311
                                                                                  -----------------------------------------------
Earning average assets                                                                $4,259,316     $4,054,009    $3,840,769

Non-interest bearing deposits                                                           $701,144       $671,758      $622,271

Interest bearing transaction deposits                                                  1,332,152      1,359,952     1,348,113
Interest bearing Public Fund deposits                                                    711,789        543,584       595,311
Time deposits                                                                          1,089,367      1,033,974       966,215
                                                                                  -----------------------------------------------
Total deposits                                                                         3,834,452      3,609,268     3,531,911
Other borrowed funds                                                                     271,473        299,782       231,609
Other net interest-free funding sources                                                  153,391        144,960        77,250
                                                                                  -----------------------------------------------
Total average funding sources                                                         $4,259,316     $4,054,009    $3,840,769

Loans:
Commercial/real estate loans                                                          $1,491,008     $1,439,074    $1,299,399
Mortgage loans                                                                           407,258        408,535       367,320
Direct consumer loans                                                                    503,700        498,336       487,452
Indirect consumer loans                                                                  313,542        307,413       268,311
Finance Company loans                                                                     60,720         60,604        55,488
                                                                                  -----------------------------------------------
Total average loans                                                                   $2,776,229     $2,713,963    $2,477,971

                                                                  - more -

Hancock Holding Company                                                                                   - Add 10 -
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                          Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                                              03/31/05                      12/31/04                         03/31/04
                               --------------------------------- --------------------------------   -------------------------------
                                 Interest      Volume     Rate    Interest     Volume       Rate    Interest     Volume       Rate
                               --------------------------------- --------------------------------   -------------------------------
Average Earning Assets
Commercial & real estate
  loans (TE)                      $22,303   $1,491,008     6.06%   $21,365  $1,439,074      5.91%    $17,925  $1,299,399      5.55%
Mortgage loans                      5,697     407,258      5.60%     5,743     408,535      5.62%      5,196     367,320      5.66%
Consumer loans                     16,409     877,963      7.58%    16,372     866,354      7.52%     15,816     811,252      7.84%
Loan fees & late charges            1,978           -      0.00%     2,452           -      0.00%      2,163           -      0.00%
                               ----------------------------------------------------------------------------------------------------
  Total loans (TE)                 46,387   2,776,229      6.76%    45,932   2,713,963      6.74%     41,100   2,477,971      6.66%

US treasury securities                 60      11,058      2.20%     (111)      11,439      3.87%         48      10,118      1.93%
US agency securities                4,285     430,408      3.98%     4,504     426,505      4.22%      3,783     371,647      4.07%
CMOs                                2,686     267,037      4.02%     2,658     269,295      3.95%      3,038     319,916      3.80%
Mortgage backed securities          4,547     412,573      4.41%     4,124     387,881      4.25%      3,900     367,585      4.24%
Municipals (TE)                     2,871     163,543      7.02%     2,955     165,400      7.15%      3,286     183,969      7.14%
Other securities                      672      65,886      4.08%       884      60,008      5.89%        367      34,252      4.29%
                               ----------------------------------------------------------------------------------------------------
  Total securities (TE)            15,122   1,350,505      4.48%    15,013   1,320,529      4.55%     14,422   1,287,487      4.48%

Fed funds sold                        711     118,503      2.43%        64      12,003      2.13%        153      64,192      0.96%
Cds with banks                         49       8,361      2.37%        42       7,514      2.22%          8       5,626      0.54%
Other short-term investments           32       5,718      2.26%         -           -      0.00%         13       5,493      0.97%
                               ----------------------------------------------------------------------------------------------------
  Total short-term investments        792     132,582      2.42%       106      19,517      2.16%        174      75,311      0.93%

  Average earning assets
    yield (TE)                    $62,302  $4,259,316      5.90%   $61,051  $4,054,009      6.00%    $55,696  $3,840,769      5.82%

Interest-Bearing Liabilities
Interest-bearing transaction
    deposits                       $1,921  $1,332,152      0.58%    $2,040  $1,359,952      0.60%     $2,074  $1,348,113      0.62%
Time deposits                       9,360   1,089,367      3.48%     9,009   1,033,974      3.47%      8,168     966,215      3.40%
Public Funds                        3,751     711,789      2.14%     2,515     543,584      1.84%      2,198     595,311      1.48%
                               ----------------------------------------------------------------------------------------------------
   Total interest bearing
     deposits                      15,032   3,133,308      1.95%    13,564   2,937,510      1.84%     12,440   2,909,639      1.72%

Customer repos                        664     214,878      1.25%       723     223,837      1.28%        338     169,830      0.80%
Other borrowings                      593      56,595      4.25%       727      75,945      3.81%        692      61,779      4.51%
                               ----------------------------------------------------------------------------------------------------
  Total borrowings                  1,256     271,473      1.88%     1,450     299,782      1.92%      1,030     231,609      1.79%

  Total interest bearing
     liab cost                    $16,289  $3,404,781      1.94%   $15,014  $3,237,291      1.85%    $13,470  $3,141,248      1.72%

Noninterest-bearing deposits                  701,144                          671,758                           622,271
Other net interest-free
     funding sources                          153,391                          144,960                            77,250

Total Cost of Funds               $16,289  $4,259,316      1.55%   $15,014  $4,054,009      1.47%    $13,470  $3,840,769      1.41%

Net Interest Spread (TE)          $46,013                  3.96%   $46,037                  4.16%    $42,226                  4.10%

Net Interest Margin (TE)          $46,013  $4,259,316      4.35%   $46,037  $4,054,009      4.53%    $42,226  $3,840,769      4.41%

                                                                  - more -

Hancock Holding Company                                                                                            - Add 11 -
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)
                                                           2003                              2004                     2005
                                            ----------------------------------------------------------------------------------
                                                  2Q        3Q        4Q         1Q      2Q       3Q        4Q         1Q
                                            ----------------------------------------------------------------------------------
Per Common Share Data

Earnings per share:
    Basic                                        $0.38     $0.42     $0.48     $0.44    $0.50    $0.47     $0.49     $0.48
    Diluted                                      $0.37     $0.41     $0.46     $0.43    $0.50    $0.47     $0.48     $0.47
Cash dividends per share                        $0.105    $0.115    $0.115    $0.125   $0.125   $0.165    $0.165    $0.165
Book value per share (period end)               $12.92    $12.81    $13.06    $13.75   $13.32   $14.16    $14.32    $14.16
Tangible book value per share (period end)      $11.02    $10.92    $11.19    $11.58   $11.17   $12.03    $12.16    $11.99
Weighted average number of shares:
    Basic                                       30,841    30,624    30,510    32,048   32,549   32,495    32,467    32,463
    Diluted                                     33,484    33,298    33,288    33,018   33,042   33,054    33,078    33,019
Period-end number of shares                     30,777    30,522    30,450    32,558   32,538   32,472    32,440    32,463
Market data:
    High closing price                          $24.63    $25.85    $29.25    $32.00   $32.25   $34.27    $34.83    $34.20
    Low closing price                           $21.00    $23.01    $24.68    $27.08   $25.00   $27.32    $30.00    $30.25
    Period end closing price                    $23.38    $24.68    $27.29    $30.96   $29.06   $31.79    $33.46    $32.50
    Trading volume                               2,573     3,032     2,963     2,745    3,252    2,792     2,781     3,284

Other Period-end Data

FTE Headcount                                    1,789     1,751     1,734     1,717    1,754    1,731     1,767     1,766
Tangible common equity                        $338,819  $333,125  $340,583  $377,056 $363,451 $390,696  $394,389  $389,344
Tier I capital                                $367,068  $371,677  $378,262  $372,527 $381,428 $391,098  $399,320  $408,163
Goodwill                                       $49,400   $49,100   $49,100   $59,281  $56,474  $56,474   $55,409   $55,409
Amortizable intangibles                         $6,168    $5,816    $5,376    $8,732  $11,410  $10,852   $12,263   $12,510
Mortgage servicing intangibles                  $3,088    $3,023    $2,755    $2,464   $2,171   $1,922    $2,520    $2,288

Performance Ratios

Return on average assets                         1.20%     1.31%     1.47%     1.33%    1.49%    1.37%     1.39%     1.32%
Return on average common equity                 12.42%    13.79%    15.21%    13.01%   14.97%   13.67%    13.54%    13.32%
Earning asset yield (TE)                         5.95%     5.99%     5.96%     5.82%    5.83%    5.86%     6.00%     5.90%
Total cost of funds                              1.58%     1.46%     1.42%     1.41%    1.43%    1.44%     1.47%     1.55%
Net interest margin (TE)                         4.37%     4.54%     4.54%     4.41%    4.40%    4.42%     4.53%     4.35%
Non-interest expense as a percent
   of total revenue (TE) before amortization
of purchased intangibles and
securities transactions                         60.09%    57.90%    56.12%    60.17%   56.79%   57.55%    54.95%    59.99%
Average common equity as
   a percent of average total assets             9.68%     9.49%     9.63%    10.24%    9.95%   10.00%    10.26%     9.94%
Leverage ratio                                   9.00%     9.10%     9.29%     8.73%    8.76%    8.86%     8.97%     8.75%
Tangible common equity to assets                 8.31%     8.15%     8.32%     8.77%    8.27%    8.83%     8.58%     8.28%
Net charge-offs as a
   percent of average loans                      0.64%     0.52%     0.61%     0.45%    0.47%    0.45%     0.56%     0.33%
Allowance for loan losses as
   a percent of period end loans                 1.57%     1.54%     1.50%     1.49%    1.47%    1.45%     1.48%     1.48%
Allowance for loan losses to
   NPAs + loans 90 days past due               138.95%   147.27%   169.73%   188.51%  211.55%  225.17%   251.85%   323.66%
Provision for loan losses to net charge-offs   114.43%   133.92%   113.59%   126.92%  126.52%  114.34%   150.98%   122.13%
Loan/Deposit Ratio                              63.38%    66.78%    70.10%    70.16%   70.13%   73.07%    75.19%    72.40%
Non-interest income excluding
  securities transactions, as a percent
  of total revenue (TE)                         29.10%    30.70%    31.40%    34.75%   35.93%   31.98%    32.37%    32.77%

                                                - more -

Hancock Holding Company                                                                               - Add 12 -
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)
                                                         2003                                    2004                        2005
                                        ------------------------------------------------------------------------------------------
                                               2Q         3Q         4Q         1Q          2Q          3Q         4Q         1Q
                                        ------------------------------------------------------------------------------------------
Asset Quality Information

Non-accrual loans                           $16,860    $13,988    $12,161     $9,670     $10,134      $7,770     $7,480     $6,335
Foreclosed assets                             5,685      6,187      5,809      5,212       4,270       4,151      3,513      3,591
                                        ------------------------------------------------------------------------------------------
Total non-performing assets                 $22,545    $20,175    $17,970    $14,882     $14,404     $11,921    $10,993     $9,926
Non-performing assets as a percent of
  loans and foreclosed assets                 1.00%      0.86%      0.73%      0.59%       0.55%       0.44%      0.40%      0.36%

Accruing Loans 90 days past due              $2,817     $4,439     $3,682     $5,011      $3,701      $5,277     $5,160     $2,798
Accruing Loans 90 days past due as
   a percent of loans                         0.13%      0.19%      0.15%      0.20%       0.14%       0.20%      0.19%      0.10%
Non-performing assets + accruing loans
   90 days past due to loans and
   foreclosed assets                          1.12%      1.05%      0.88%      0.79%       0.69%       0.64%      0.59%      0.46%

Net charge-offs                              $3,466     $2,978     $3,680     $2,786      $3,017      $2,963     $3,839     $2,260
Net charge-offs as
   a percent of average loans                 0.64%      0.52%      0.61%      0.45%       0.47%       0.45%      0.56%      0.33%

Allowance for loan losses                   $35,240    $36,250    $36,750    $37,500     $38,300     $38,725    $40,682    $41,182
Allowance for loan losses as a
   percent of period end loans                1.57%      1.54%      1.50%      1.49%       1.47%       1.45%      1.48%      1.48%
Allowance for loan losses to NPAs +
   accruing loans 90 days past due          138.95%    147.27%    169.73%    188.51%     211.55%     225.17%    251.85%    323.66%

Provision for loan losses                    $3,966     $3,988     $4,180     $3,536      $3,817      $3,388     $5,796     $2,760
Provision for loan losses to net
   charge-offs                              114.43%    133.92%    113.59%    126.92%     126.52%     114.34%    150.98%    122.13%

Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                 $1,605       $880       $599     $1,159        $788        $734     $1,003       $770
Mortgage loans                                    4          -         74        (1)        (26)        (22)         38         68
Direct consumer loans                         1,094      1,094      1,583        637       1,182       1,222      1,173        501
Indirect consumer loans                         334        637        576        442         572         402        910        540
Finance company loans                           429        367        848        549         501         627        715        381
                                        ------------------------------------------------------------------------------------------
Total net charge-offs                        $3,466     $2,978     $3,680     $2,786      $3,017      $2,963     $3,839     $2,260

Average loans:
Commercial/real estate loans             $1,100,310 $1,159,338 $1,237,715 $1,299,399  $1,352,432  $1,396,149 $1,439,074 $1,491,008
Mortgage loans                              329,534    359,563    361,715    367,320     391,270     400,710    408,535    407,258
Direct consumer loans                       494,880    492,307    491,340    487,452     483,150     487,139    498,336    503,700
Indirect consumer loans                     198,917    225,199    248,817    268,311     279,230     296,755    307,413    313,542
Finance Company loans                        49,164     52,509     54,598     55,488      57,829      59,935     60,604     60,720
                                        ------------------------------------------------------------------------------------------
Total average loans                      $2,172,805 $2,288,917 $2,394,185 $2,477,971  $2,563,910  $2,640,689 $2,713,963 $2,776,229

Net charge-offs to average loans:
Commercial/real estate loans                  0.59%      0.30%      0.19%      0.36%       0.23%       0.21%      0.28%      0.21%
Mortgage loans                                0.00%      0.00%      0.08%      0.00%      -0.03%      -0.02%      0.04%      0.07%
Direct consumer loans                         0.89%      0.88%      1.28%      0.53%       0.98%       1.00%      0.94%      0.40%
Indirect consumer loans                       0.67%      1.12%      0.92%      0.66%       0.82%       0.54%      1.18%      0.70%
Finance Company loans                         3.50%      2.77%      6.16%      3.98%       3.48%       4.16%      4.69%      2.54%
                                        ------------------------------------------------------------------------------------------
Total net charge-offs to average loans        0.64%      0.52%      0.61%      0.45%       0.47%       0.45%      0.56%      0.33%

                                                                  - more -

Hancock Holding Company                                                                                            - Add 13 -
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)
                                                              2003                            2004                     2005
                                                ------------------------------------------------------------------------------
                                                      2Q       3Q       4Q       1Q       2Q       3Q          4Q       1Q
                                                ------------------------------------------------------------------------------
Income Statement

Interest income                                    $54,627  $55,208  $54,697   $53,842  $56,318  $57,424    $59,190  $60,531
Interest income (TE)                                56,400   56,975   56,464    55,696   58,115   59,184     61,051   62,302
Interest expense                                    14,963   13,889   13,529    13,470   14,218   14,567     15,014   16,289
                                                ------------------------------------------------------------------------------
Net interest income (TE)                            41,438   43,087   42,936    42,226   43,897   44,617     46,037   46,013
Provision for loan losses                            3,966    3,988    4,180     3,536    3,817    3,388      5,796    2,760
Non-interest income excluding gain on
  sale of branches and securities transactions      17,002   19,091   19,657    20,231   21,619   20,973     22,037   22,427
Gains on sale of branches & credit card merchant         -        -        -     2,258    3,000        -          -        -
Securities transactions gains/(losses)                 659        0      553       149       11      (2)          4        7
Non-interest expense                                35,297   36,352   35,568    39,262   39,437   38,306     37,945   41,642
Income before income taxes                          18,063   20,071   21,630    20,212   23,476   22,134     22,475   22,273
Income tax expense                                   5,681    6,409    6,382     6,068    7,104    6,737      6,684    6,836
                                                ------------------------------------------------------------------------------
Net income                                          12,382   13,662   15,248    14,144   16,372   15,396     15,791   15,438
Preferred dividends                                    663      663      663         -        -        -          -        -
                                                ------------------------------------------------------------------------------
Net income to common                               $11,719  $12,998  $14,585   $14,144  $16,372  $15,396    $15,791  $15,438
                                                ==============================================================================
Non-interest Income
  and Operating Expense

Service charges on deposit accounts                $10,202  $11,117  $11,071   $10,230  $10,771  $11,567    $11,062   $9,490
Trust fees                                           2,032    1,776    1,976     1,985    2,277    2,281      2,487    2,541
Debit card & merchant fees                           1,091      882      870       861    1,042    1,197      1,172    1,030
Insurance fees                                         836      841      557     2,484    2,828    2,056      1,824    3,881
Investment & annuity fees                              840      970      874       693      584      438        581    1,188
ATM fees                                               990    1,021    1,016     1,128    1,136    1,129      1,119    1,372
Secondary mortgage market operations                 (203)      710      582       385      531      529      1,489      499
Other income                                         1,216    1,774    2,712     2,465    2,450    1,776      2,302    2,426
                                                ------------------------------------------------------------------------------
   Non-interest income excluding gains on sale
    of branches, credit card merchant and
    securities transactions                         17,004   19,091   19,657    20,231   21,619   20,973     22,037   22,427
Gains on sale of branches and credit card merchant       0        0        0     2,258    3,000        0          0        0
Securities transactions gains/(losses)                 659        0      553       149       11      (2)          4        7
                                                ------------------------------------------------------------------------------
  Total non-interest income including gains on
  sale of branches, credit card merchant and
  securities transactions                           17,663   19,091   20,209    22,638   24,631   20,971     22,041   22,433
                                                ------------------------------------------------------------------------------

Personnel expense                                   20,705   21,290   19,242    22,896   21,137   20,664     21,706   22,379
Occupancy expense (net)                              2,294    2,512    2,362     2,413    2,405    2,470      2,627    2,495
Equipment expense                                    2,221    2,459    2,331     2,326    2,376    2,419      2,548    2,357
Other operating expense                              9,899    9,738   11,193    11,302   12,996   12,194     10,526   13,828
Amortization of intangibles                            178      352      440       325      524      558        538      584
                                                ------------------------------------------------------------------------------
   Total non-interest expense                      $35,297  $36,352  $35,568   $39,262  $39,437  $38,306    $37,945  $41,642

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